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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
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/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
TRANSMONTAIGNE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRANSMONTAIGNE INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of TRANSMONTAIGNE INC., a Delaware corporation ("TransMontaigne" or the "Company"), will be held in the Onyx Room of The Brown Palace Hotel, 321 17th Street, Denver, Colorado, on Thursday, May 5, 2005, at 9:00 a.m., Mountain Time, for the following purposes:

  1.
  To elect eight Directors to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. The Board of Directors has nominated the following individuals for election as Directors: Cortlandt S. Dietler, Donald H. Anderson, John A. Hill, Bryan H. Lawrence, Harold R. Logan, Jr., Edwin H. Morgens, Wayne W. Murdy and Walter P. Schuetze;

  2.
  To consider and act upon such other matters and to transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

These matters are fully discussed in the Proxy Statement. The Company's 2004 Annual Report on Form 10-K, and the quarterly report on Form 10-Q for the quarter ended December 31, 2004 accompany the Proxy Statement.

The Board of Directors has fixed the close of business on March 18, 2005 as the record date for the meeting. Only holders of Common Stock and Series B Convertible Preferred Stock of record at such time are entitled to receive notice of and to vote at the meeting and any adjournment or postponement thereof.

Whether or not you plan to attend the meeting in person, please indicate your voting instructions on the enclosed proxy, date and sign it, and return it promptly in the stamped return envelope included with these materials. In the event you do attend the meeting in person, you may withdraw your proxy and vote in person.

By Order of the Board of Directors
ERIK B. CARLSON, Secretary

Denver, Colorado
April 1, 2005

PLACE AND TIME OF ANNUAL MEETING

THE ONYX ROOM
THE BROWN PALACE HOTEL
321 17th STREET
DENVER, COLORADO

Thursday, May 5, 2005, 9:00 a.m. Mountain Time

TABLE OF CONTENTS

GENERAL
QUORUM AND VOTING
ELECTION OF DIRECTORS
NOMINEES
INDEPENDENCE OF DIRECTORS
COMPENSATION OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CORPORATE GOVERNANCE
DIRECTORS MEETINGS
BOARD COMMITTEES
CODE OF BUSINESS CONDUCT AND ETHICS
COMMUNICATIONS BY STOCKHOLDERS
STOCKHOLDER PROCEDURES TO NOMINATE DIRECTORS
AVAILABILITY OF CORPORATE GOVERNANCE DOCUMENTS
MANAGEMENT
OWNERSHIP OF COMMON STOCK
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS
REPORT OF THE COMPENSATION COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
DISCLOSURE OF FEES PAID OR ACCRUED FOR KPMG LLP DURING THE YEARS ENDED JUNE 30:
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT/CORPORATE GOVERNANCE DOCUMENTS
STOCKHOLDER PROPOSALS AND OTHER MATTERS

i

TRANSMONTAIGNE INC.
1670 BROADWAY, SUITE 3100
DENVER, COLORADO 80202

PROXY STATEMENT

GENERAL

This Proxy Statement and the enclosed proxy are being mailed on or about April 1, 2005 to stockholders of record on March 18, 2005 of the common stock, $0.01 par value (the "Common Stock"), and to the holders of Series B Convertible Preferred Stock, $0.01 par value (the "Series B Preferred"), of TransMontaigne Inc. ("TransMontaigne" or the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), notice of which appears on the preceding page, and at any postponement or adjournment thereof. The Annual Meeting will be held on Thursday, May 5, 2005, at 9:00 a.m., Mountain Time, in the Onyx Room of The Brown Palace Hotel, 321 17th Street, Denver, Colorado.

The solicitation of proxies is being made, and the cost of soliciting proxies is being paid, by the Company. In addition to the mailings, the Company's officers, Directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means.

The Company will request brokerage firms, bank nominees and other institutions that act as nominees or fiduciaries for owners of Common Stock and the Series B Preferred, to forward this Proxy Statement to persons for whom they hold shares and to obtain authorization for the execution of proxies. If your shares of Common Stock or Series B Preferred are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a proxy with respect to your shares. Accordingly, please contact the person responsible for your account and give instructions for a proxy to be signed representing your shares of Common Stock or Series B Preferred.

A holder of Common Stock or Series B Preferred giving a proxy has the power to revoke the proxy at any time before it is exercised. A proxy may be revoked by delivering to the Company an instrument revoking the proxy or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy is present at the meeting and indicates to the inspector of elections that such person elects to vote in person. If the proxy is neither revoked nor suspended, it will be voted by one or more of the proxy holders therein named.

QUORUM AND VOTING

Only stockholders of record as of the record date, including holders of the Series B Preferred, are entitled to notice of and to vote at the Annual Meeting. The holders of the Series B Preferred shall vote together with holders of Common Stock as a single class on all actions to be voted on by the stockholders of the Company other than the election of Directors. Each holder of shares of Common Stock is entitled to one vote per share of Common Stock at the Annual Meeting. Each holder of Series B Preferred is entitled to a number of votes per share on each action equal to the number of shares of Common Stock (excluding fractions of a share) into which each share of Series B Preferred is convertible as of the record date. On March 18, 2005, the record date for the determination of holders of Common Stock and holders of the Series B Preferred entitled to receive notice of and to vote at the Annual Meeting, the Company had outstanding 41,560,883 shares of Common Stock and 73,977 shares of Series B Preferred convertible into 11,208,588 shares of Common Stock.

The holders of a majority of the shares entitled to vote at the Annual Meeting, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Directors shall be elected by a plurality of the votes of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote. Approval of all other matters shall be determined by the affirmative vote of the majority of the votes cast with respect to the shares of Common Stock and Series B Preferred, voting together as a single class. If no voting direction is indicated on an otherwise properly completed and signed proxy card, the shares will be considered votes FOR the election of the nominees for Director. Proxy cards that are not signed or that are not returned are treated as not voted for any purposes. If a broker indicates on a proxy card that it does not have discretionary authority as to certain shares to vote on a particular matter (a "broker non-vote"), those shares will be considered as present for the purpose of establishing a quorum, but will not be considered as present and entitled to vote with respect to that matter. Abstentions with respect to any matter will be treated as shares present and entitled to vote. Consequently, abstentions and broker non-votes will have no effect with respect to the election of Directors. The Company knows of no proposals to be considered at the Annual Meeting other than those set forth in the Notice of Annual Meeting.

ELECTION OF DIRECTORS

Nominees

The Company's By-laws provide that the number of Directors shall be no fewer than seven and no more than eleven, as fixed from time to time by the Board of Directors. The Board is currently composed of eight Directors.

The Company has agreed to take all action necessary to cause one Director designated by LB I Group Inc., an affiliate of Lehman Brothers Inc. ("Lehman") from time to time to be elected to the Company's Board of Directors so long as its beneficial ownership in the Company's Common Stock outstanding (including outstanding Common Stock equivalents) is at least 5%. Mr. David J. Butters, who was designated by Lehman to serve as its designated Director and was so elected by the Board on October 9, 2003, resigned as a Director on July 1, 2004. Lehman has not designated a replacement director.

Further, the Company has agreed to take all action necessary to cause one Director designated by Louis Dreyfus Corporation ("Dreyfus") from time to time to be elected to the Company's Board of Directors so long as its ownership in the Company's Common Stock outstanding is at least 10%. Mr. Peter B. Griffin, who had been Dreyfus' previous designee to serve as a member of the Board of Directors, resigned from the Board of Directors, effective January 28, 2004. Subsequently, Dreyfus notified the Company that it has elected at this time not to exercise its contractual right to designate another person to serve on the Board of Directors and to stand for election at the Annual Meeting. Dreyfus has further agreed to provide the Company at least thirty (30) days prior written notice of its intent to exercise such right in the future and identify the proposed designee in such notice.

Each of the 8 persons named below was nominated by the Nominating and Corporate Governance Committee to stand for election as a Director at the Annual Meeting for a term of one year, until the next Annual Meeting of Stockholders or until his successor is elected and qualified. All such nominees are currently serving as Directors of the Company.

Management has been informed that all nominees are willing to serve as Directors if elected, but if any of them should decline or be unable to act as a Director, then the proxies will be voted either for a substitute nominee designated by the Nominating and Corporate Governance Committee, or for the election only of the remaining nominees. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

The following sets forth, as to each of the nominees, such person's age, principal occupations during recent years, and the period during which such person has served as a Director of the Company.

Cortlandt S. Dietler, age 83, has been the Chairman of TransMontaigne since April 1995, and served as Chief Executive Officer from April 1995 to September 1999. He was the founder, Chairman and Chief Executive Officer of Associated Natural Gas Corporation, a natural gas gathering, processing and marketing company, prior to its 1994 merger with PanEnergy Corporation. From 1994 to 1997, Mr. Dietler served as an Advisory Director to PanEnergy Corporation prior to its merger with Duke Energy Corporation in March 1997. Mr. Dietler currently serves as a Director of Hallador Petroleum Company, Cimarex Energy Co. and Forest Oil Corporation. Industry affiliations include: Member, National Petroleum Council; Director, American Petroleum Institute; and past Director, Independent Petroleum Association of America.

Donald H. Anderson, age 56, has been Director, Vice Chairman and Chief Executive Officer of TransMontaigne since September 1999, and has served as President since January 2000. From 1997 through September 1999, Mr. Anderson was the Executive Director and a Principal of Western Growth Capital LLC, a Colorado-based private equity investment and consulting firm. From December 1994 until March 1997, Mr. Anderson was Chairman, President and Chief Executive Officer of PanEnergy Services, PanEnergy's non-jurisdictional operating subsidiary. From December 1994 until March 1997, Mr. Anderson also served as a Director of TEPPCO Partners, LLP. Mr. Anderson was previously President, Chief Operating Officer and Director of Associated Natural Gas Corporation from 1989 until its merger with PanEnergy Corporation in 1994. Mr. Anderson is a director of Bear Paw Energy, LLC.

John A. Hill, age 62, has been a Director of TransMontaigne since April 1995. Mr. Hill has been Vice Chairman of the Board, Managing Director and founder of First Reserve Corporation, ("First Reserve"), a private equity fund sponsor specializing in management buyouts and acquisitions in the energy and energy-related industries since June 2000. From 1983 until June 2000, Mr. Hill was Chairman of First Reserve. Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds in Boston and serves as a Director of Devon Energy Corporation and various private companies owned by First Reserve and Continuum Health Partners.

Bryan H. Lawrence, age 62, has been a Director of TransMontaigne since April 1995. From 1971 to 1997, Mr. Lawrence served as Managing Director of Dillon, Read & Co. Inc., an investment banking firm. In 1997, Mr. Lawrence established Yorktown Partners LLC to manage Yorktown Energy Partners III, L.P. and predecessor partnerships previously managed by Dillon, Read & Co. Inc. Mr. Lawrence also serves as a Director of Vintage Petroleum, Inc., D&K Healthcare Services, Inc., Hallador Petroleum Company and Crosstex Energy, Inc. (each a United States public company) and certain privately-owned companies in which affiliates of Yorktown Partners LLC hold equity interests including PetroSantander Inc., Savoy Energy, L.P., Athanor BV, Camden Resources, Inc., ESI Energy Services Inc., Ellora Energy Inc., Dernick Resources Inc., Cinco Natural Resources Corporation, Peak Energy Resources, Inc., Approach Resources Inc. and Compass Petroleum Ltd.

Harold R. Logan, Jr., age 60, has been a Director of TransMontaigne since April 1995 and has provided consulting services to TransMontaigne on a contractual basis since January 2003. He served as Executive Vice President and Treasurer of TransMontaigne from April 1995 to December 2002 and as Chief Financial Officer of TransMontaigne from March 2000 to December 2002. From 1985 to 1994, Mr. Logan was Senior Vice President/Finance and a Director of Associated Natural Gas Corporation. Prior to joining Associated Natural Gas Corporation, Mr. Logan was with Dillon, Read & Co. Inc. and Rothschild, Inc. Mr. Logan also serves as Director of Lion Oil Company, Suburban Propane Partners, L.P., Graphic Packaging Corporation, The Houston Exploration Company, Rivington Capital Advisors LLC and Hart Energy Publishing, LLC.

Edwin H. Morgens, age 63, has been a Director of TransMontaigne since June 1996. Mr. Morgens has been Chairman of Morgens, Waterfall, Vintiadis & Company, Inc., an investment management firm, since 1970. In addition, Mr. Morgens serves as a Director of Programmer's Paradise, Inc.

Wayne W. Murdy, age 59, has been a Director of TransMontaigne since September 26, 2003. Mr. Murdy is the Chief Executive Officer and Chairman of the Board of Directors of Newmont Mining Corporation ("Newmont"), an international mining company headquartered in Denver, Colorado. Newmont is the world's largest gold producer with mining operations and assets located on five continents. Prior to becoming the Chief Executive Officer of Newmont in 2001 and Chairman of the Board of Directors of Newmont in 2002, Mr. Murdy served as President of Newmont from 1999 to 2002, Executive Vice President and Chief Financial Officer from 1996 to 1999 and Senior Vice President and Chief Financial Officer from 1992 to 1996. Mr. Murdy has been a Director of Newmont since 1999. Mr. Murdy also serves as a Trustee of the Denver Art Museum.

Walter P. Schuetze, age 72, has been a Director of TransMontaigne and Chairman of the Company's Audit Committee, since October 1, 2002. Mr. Schuetze currently is an Executive in Residence in the College of Business at the University of Texas—San Antonio, Texas. Mr. Schuetze began his accounting career in 1957 with the public accounting firm of Eaton & Huddle in San Antonio, Texas, which merged with Peat, Marwick, Mitchell & Co. (now KPMG LLP) in 1958. He was a partner in KPMG from 1965 to 1973, when he was appointed to the Financial Accounting Standards Board, after which he again served as a partner in KPMG LLP from 1976 to 1992. In January 1992, Mr. Schuetze was appointed Chief Accountant to the Securities and Exchange Commission of the United States of America and served in that capacity through March 1995, when he retired. In November 1997, Mr. Schuetze was appointed Chief Accountant of the Commission's Division of Enforcement and served in that capacity through mid-February 2000. He then served as a consultant to the Commission's Division of Enforcement from March 2000 through March 2002 on matters involving accounting and auditing. Since April 1, 2002, he has been a member of the Board of Directors of Computer Associates International, Inc. and currently serves as chairman of that company's audit committee. Since April 2004, Mr. Schuetze has been a member of the Board of Directors of NES Rentals Holdings, Inc. and serves as chairman of that company's audit committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ALL OF THE FOREGOING NOMINEES AND, UNLESS A STOCKHOLDER GIVES INSTRUCTIONS ON THE PROXY CARD TO THE CONTRARY, THE PROXIES NAMED THEREON INTEND SO TO VOTE.

Independence of Directors

Each of the nominees for election as Director is independent of management and the Company, except for Messrs. Dietler and Anderson, who are officers of the Company, and Mr. Logan, who was formerly the Executive Vice President and Chief Financial Officer of the Company and currently performs services for the Company as a consultant. The Board of Directors has determined that the members designated as "independent" have no relationship with the Company that interferes with the exercise of their independence from management and the Company, as required pursuant to the rules of the American Stock Exchange. In making the independence determination, the Board considered the requirements of the American Stock Exchange and the Company's Corporate Governance Guidelines. Among other factors, the Board considered current or previous employment with the Company, its auditors or their affiliates by the Director or his immediate family members, ownership of voting securities of the Company, and other material relationships with the Company.

With respect to material relationships, the following relationships are not considered to be material for purposes of assessing independence: service as an officer, director, employee or trustee of, or greater than five percent beneficial ownership in (a) a supplier to the Company if the annual sales to the Company are less than one percent of the sales of the supplier; (b) a lender to the Company if the total amount of the Company's indebtedness is less than one percent of the total consolidated assets of the lender; or (c) a charitable organization if the total amount of the Company's annual charitable contributions to the organization are less than three percent of that organization's annual charitable receipts.

Compensation Of Directors

Our directors who are also our employees receive no additional compensation for services on the Board of Directors or committees of the board. Directors who are not employees were paid an annual fee of $30,000 through June 30, 2004, payable quarterly. All directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board or any committee or otherwise by reason of their being a director. An additional sum of $30,000 per year was paid to the non-employee director serving as Chairman of the Audit Committee and additional sums of $20,000 per year and $10,000 per year were paid to the non-employee directors serving as Chairman of the Finance Committee and the Compensation Committee, respectively. This compensation of directors and committee chairmen is currently in effect for our fiscal year ending June 30, 2005. In addition, discretionary grants of restricted stock, stock options or other stock-based awards may be made to non-employee directors pursuant to the 1997 TransMontaigne Inc. Equity Incentive Plan, as amended, (the "1997 Incentive Plan"). On May 12, 2003, 20,000 shares of restricted stock were granted to Walter P. Schuetze in his capacity as a member of the Board of Directors when the market price was $4.50. On May 6, 2004, 10,000 shares of restricted stock were granted to Wayne Murdy, 10,000 shares of restricted stock were granted to Edwin Morgens, and 5,000 shares of restricted were granted to Walter P. Schuetze, in their respective capacity as members of the Board of Directors when the market price was $5.09. Each of the restricted stock awards vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous service on the Board since the grant date.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended June 30, 2004, Edwin H. Morgens and Bryan H. Lawrence served as members of the Compensation Committee. There were no Compensation Committee interlocks between the Company and any other entity; however, Bryan H. Lawrence is affiliated with Yorktown Energy Partners III, L.P. to which the Company has granted certain registration rights with respect to shares of common stock owned by Yorktown.

CORPORATE GOVERNANCE

Directors Meetings

During the fiscal year ended June 30, 2004, the Board of Directors held five meetings and acted numerous times by unanimous written consent. Each incumbent Director attended more than 75% of all meetings of the Board of Directors and committees of the Board of Directors on which he served for the period during which he was a member. Pursuant to the Corporate Governance Guidelines, the Board meets in executive session (attended only by non-management, independent Directors) at the conclusion of each regularly scheduled Board meeting. The Company does not have a policy with regard to attendance of Directors at annual meetings, but encourages all of its Directors to attend the Annual Meeting and regularly schedules a meeting of the Board immediately following an Annual Meeting. The Annual Meeting of Stockholders held on May 6, 2004 was attended by 7 of the 9 Directors comprising the Board at that time.

Board Committees

The Board of Directors has standing Audit, Compensation, Nominating and Corporate Governance, Executive and Finance Committees. All members of Audit, Compensation and Nominating and Corporate Governance Committees are independent, as independence is defined in the listing standards of the American Stock Exchange and the Company's Corporate Governance Guidelines. The members of the Audit, Compensation and Nominating and Corporate Governance Committees are:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Walter P. Schuetze, Chairman	Edwin H. Morgens, Chairman	Wayne W. Murdy, Chairman
Edwin H. Morgens	Bryan H. Lawrence	Edwin H. Morgens
Wayne W. Murdy

Audit Committee

The Board of Directors has a standing Audit Committee. The Audit Committee is composed of three directors, Walter P. Schuetze, Edwin H. Morgens and Wayne W. Murdy, each of whom is able to understand fundamental financial statements and at least one of whom has past experience in accounting or related financial management experience. The Board has determined that each member of the Audit Committee is independent under Section 121A of the American Stock Exchange listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended. Mr. Schuetze has been designated by the Board as the Audit Committee's financial expert meeting the requirements promulgated by the SEC and set forth in Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934 based upon his education and employment experience as more fully detailed in Mr. Schuetze's biography set forth above. The Audit Committee assists the Board in its oversight of the integrity of the Company's financial statements and the Company's compliance with legal and regulatory requirements and corporate policies and controls. The Audit Committee has the sole authority to retain and terminate the Company's independent public accountants, approve all auditing services and related fees and the terms thereof, and pre-approve any non-audit services to be rendered by the Company's independent public accountants. The Audit Committee is responsible for confirming the independence and objectivity of the independent public accountants. The Audit Committee is also responsible for preparation of the annual report of the Audit Committee for inclusion in the Company's proxy statement. Unrestricted access to the Audit Committee is given to the Company's independent public accountants. During the fiscal year ended June 30, 2004, the Audit Committee held five meetings. The Audit Committee has adopted an amended and restated Charter for the Audit Committee, which has been ratified and approved by the Board.

Compensation Committee

The Compensation Committee is composed of two independent Directors and approves the salaries of the executive officers of the Company and administers the Company's equity incentive plans, including the selection of the individuals to be granted awards from among those eligible to participate. The Company has one equity incentive plan: the TransMontaigne Inc. Equity Incentive Plan, as amended (the "1997 Incentive Plan"). During the Company's fiscal year ended June 30, 2004, grants of restricted stock were awarded. During the Company's fiscal year ended June 30, 2004, the Compensation Committee held one formal meeting and acted one time by unanimous written consent. A report of the Compensation Committee on Executive Compensation is included in this Proxy Statement. The Compensation Committee has adopted a charter, which has been ratified and approved by the Board.

Nominating and Corporate Governance Committee

In March 2004, the Board established a Nominating and Corporate Governance Committee which is composed of two independent directors. The Nominating and Corporate Governance Committee has adopted a charter, which has been ratified and approved by the Board.

The Nominating and Corporate Governance Committee, among other duties and responsibilities, is required to identify, evaluate and select nominees for election to the Board based upon procedures and guidelines adopted by the Nominating and Corporate Governance Committee and set forth in its charter. During the fiscal year ended June 30, 2004, the Nominating and Corporate Governance Committee held informal discussions, but held no formal meetings and acted once by unanimous written consent. The Nominating and Corporate Governance Committee has nominated the directors listed herein to stand for election at the Annual Meeting.

Executive Committee and Finance Committee

The Board of Directors also has standing Executive and Finance Committees. The Executive Committee is composed of three Directors. Its current members are Messrs. Donald H. Anderson, Bryan H. Lawrence and Cortlandt S. Dietler, who serves as Chairman of the Executive Committee. The purpose of the Executive Committee is to undertake such tasks as may be assigned by the Board of Directors and to act in lieu of the full Board of Directors if so authorized by the Board of Directors.

The Finance Committee is composed of three Directors. Its current members are Messrs. John A. Hill, Edwin H. Morgens and Harold R. Logan, Jr., who serves as Chairman of the Finance Committee. The purpose of the Finance Committee is to provide research and advice to management of the Company and to the Board of Directors with respect to debt and equity finance options available to the Company, including, without limitation, revolving credit facilities, term loans and working capital facilities.

Corporate Governance Guidelines

The Nominating and Corporate Governance Committee has adopted Corporate Governance Guidelines that have been ratified and approved by the Board, that outline the important policies and practices regarding the governance of the Company.

Code of Business Conduct and Ethics

The Audit Committee has adopted a Code of Business Conduct and Ethics (the "Code"), which has been ratified and approved by the Board. The Code applies to all employees, officers and Directors of the Company and its subsidiaries. The Audit Committee has also adopted a Code of Ethics for Senior Financial Officers (the "Financial Officers Ethics Code"), which has been ratified and approved by the Board. The Financial Officers Ethics Code applies to the senior financial officers of the Company, including the Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer or persons performing similar functions.

Communications by Stockholders

Stockholders may communicate with any and all members of the Company's Board by transmitting correspondence by mail or facsimile addressed to one or more directors by name (or to the Chairman of the Board or any standing committee of the Board) at the following address and fax number:

  Name of the Director(s)
  c/o Corporate Secretary
  TransMontaigne Inc.
  1670 Broadway, Suite 3100
  Denver, Colorado 80202

Communications from the Company's stockholders to one or more directors will be collected and organized by the Company's Corporate Secretary under procedures approved by the Company's Nominating and Corporate Governance Committee. The Corporate Secretary will forward all communications to the Chairman of the Board or to the identified director(s) as soon as practicable, although communications that are abusive, offensive or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the Corporate Secretary may, in his or her discretion, forward only representative correspondence.

The Chairman of the Board will determine whether any communication addressed to the entire Board should be properly addressed by the entire Board or a committee thereof. If a communication is sent to the Board or a committee, the Chairman of the Board or the Chairman of that committee, as the case may be, will determine whether a response to the communication is warranted. If a response to the communication is warranted, the content and method of the response will be coordinated with the Company's internal or external counsel.

Stockholder Procedures to Nominate Directors

The Nominating and Corporate Governance Committee is responsible for, among other things, the recommendation to the Board of nominees for election as directors. The Corporate Governance Guidelines adopted by the Nominating and Corporate Governance Committee and ratified and approved by the Board include the following policies and procedures with respect to the nomination by stockholders of candidates for election to the Company's Board.

The Company will include in its Annual Meeting Proxy Statement information concerning up to two nominees submitted by any stockholder or group of stockholders (individually or collectively the "Nominating Stockholder") meeting the requirements set forth below. The form of proxy statement solicited by the Company will include the names of the director nominee(s) submitted by the Nominating Stockholder, in addition to the director nominees submitted by the Nominating and Corporate Governance Committee and approved by the Company's Board.

For inclusion in the Company's Annual Meeting Proxy Statement, the Nominating Stockholder must be the beneficial owner of at least 5% of the Company's common stock continuously for at least one year as of the nomination date and intend to continue to own such beneficial ownership position through the scheduled date of the Annual Meeting. Further, the Nominating Stockholder must be eligible to report its beneficial ownership of the Company's common stock on Schedule 13G, rather than Schedule 13D, and have filed a Schedule 13G evidencing that it has held more than 5% of the Company's Common Stock for at least one year prior to the nomination date. A Nominating Stockholder may only participate in the nomination of one candidate. No stockholder that has a contractual right, including through the ownership of preferred stock having terms granting such right, to nominate or appoint one or more directors shall be entitled to nominate or participate in a group that nominates a candidate pursuant to this provision of the Corporate Governance Guidelines.

The information included in the Company's Annual Meeting Proxy Statement will be limited to that information concerning the director nominee(s) and the Nominating Stockholder required to be disclosed in accordance with the rules of the SEC to the extent provided to the Company in writing by such director nominee. Nominations must be submitted by the Nominating Stockholder to the Chairman of the Nominating and Corporate Governance Committee and to the Company's Corporate Secretary, in writing, not less than 120 nor more than 150 days prior to the scheduled date of the Company's Annual Meeting.

In connection with such nomination, the Nominating Stockholder must submit documentation as to the director nominee's qualifications, which, at a minimum, must include the following:

–>
A complete biography;

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Full employment history with compensation data, including current primary occupation with compensation arrangements;

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A signed consent form and waiver authorizing the Company to request and obtain a full background check of the director nominee, including criminal and credit history, from a security firm acceptable to the Company in its sole discretion, an original report of which must be sent directly from the security firm via registered mail or overnight delivery service to the Chairman of the Nominating and Corporate Governance Committee;

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Documentation of educational levels attained, complete with official transcripts issued directly by the educational institution and sent directly from the educational institution to the Company's Corporate Secretary and to the Chairman of the Nominating and Corporate Governance Committee;

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Disclosure of all special interests and all political and organizational affiliations;

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A complete list of clients if the director nominee is a consultant, attorney or other professional service provider; and

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A signed, written statement from the director nominee as to why the director nominee desires to serve on the Company's Board, and why the director nominee believes that he/she is qualified to serve.

In addition to the above information, the Nominating Stockholder must submit any additional information required to be included in the Company's Annual Meeting Proxy Statement for director nominees, which determination shall be made by the Nominating and Corporate Governance Committee in its sole and absolute discretion. The Nominating Stockholder must also include relevant contact information (e.g. address, phone number and fax number) for both the Nominating Stockholder and the director nominee(s).

Each nomination submitted must indicate the incumbent director for whose Board seat the nomination is submitted. In addition to the items referenced above, the Nominating Stockholder and the director nominee(s) must submit, together with the nomination, a signed statement acknowledging that:

–>
The director nominee, if elected, will represent all Company stockholders in accordance with applicable laws and the Company's charter and bylaws; and

–>
The director nominee, if elected, is aware of, has read and understands the Company's (i) Code of Business Conduct and Ethics, (ii) the Company's Corporate Governance Guidelines, and (c) each of the Board of Director committee charters (collectively, the "Corporate Governance Documents") and further acknowledges that, if elected, the director nominee shall be subject to and shall abide by the Corporate Governance Documents.

Each director nominee must also submit a signed, notarized independence questionnaire, as well as the Company's standard director and officer questionnaire. The questionnaires will be distributed to the director nominee upon receipt of a properly delivered and completed nomination request from a Nominating Stockholder, which questionnaires must be returned within five days of receipt.

In evaluating potential director nominees, the Nominating and Corporate Governance Committee considers the following factors:

–>
commitment to ethical conduct as evidence of the person's business associations, service as a director or executive officer of other organizations, and/or education;

–>
objective, perspective and mature judgment developed through business experience and/or educational endeavor;

–>
the candidate's ability to work with other members of the Board and management to further the Company's goals and increase stockholder value;

–>
the ability and commitment to devote sufficient time to carry out the duties and responsibilities as a director;

–>
demonstrated experience at policy making levels in various organizations and in areas that are relevant to the Company's activities; and

–>
the skills and experience of the potential nominee in relation to the capabilities already present on the board.

In addition to the foregoing, a director nominee submitted by a Nominating Stockholder may not have (1) a family, employment or control relationship with the Nominating Stockholder, (2) received any compensatory fees from the Nominating Stockholder or (3) any other material relationship with the Nominating Stockholder that could interfere with such nominee's independent exercise of judgment on behalf of all Company stockholders.

After reviewing the materials submitted by a Nominating Stockholder, if the Nominating and Corporate Governance Committee believes that the director nominee submitted by the Nominating Stockholder merits additional consideration, the Nominating and Corporate Governance Committee (or one or more individual members thereof) shall contact and interview the director nominee for the purpose of discussing, among other matters, the possibility of the director nominee being included in the Company's slate of director nominees. Thereafter, the Nominating and Corporate Governance Committee, by majority vote, shall determine whether to nominate and recommend to the Board the election of such director nominee at the next Annual Meeting of Stockholders.

The goal of the Nominating and Corporate Governance Committee is to recommend candidates for the Board that bring a variety of perspectives and skills derived from high quality business and professional experience. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee and the Board may also consider such other factors as they may deem to be in the best interest of the Company and its stockholders.

Availability of Corporate Governance Documents

Each of the Audit, Compensation and Nominating and Corporate Governance Committees charters, the Corporate Governance Guidelines, the Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers are available on the Company's website, www.transmontaigne.com. The information available on the Company's internet website does not constitute a part of this Proxy Statement and shall not be considered incorporated by reference herein.

MANAGEMENT

The following table sets forth the names, ages and positions of the executive officers of TransMontaigne:

Name	Age	Position

Cortlandt S. Dietler	83	Chairman and Director
Donald H. Anderson	56	Vice Chairman, Chief Executive Officer, President and Director
William S. Dickey	46	Executive Vice President and Chief Operating Officer
Randall J. Larson	47	Executive Vice President, Chief Financial Officer and Chief Accounting Officer
Erik B. Carlson	57	Senior Vice President, Corporate Secretary and General Counsel
Frederick W. Boutin	49	Senior Vice President and Treasurer

See "Election of Directors" for additional information with respect to Messrs. Dietler and Anderson.

William S. Dickey has been an Executive Vice President and Chief Operating Officer of TransMontaigne since May 2000. From January 1999 until May 2000, Mr. Dickey was a Vice President of TEPPCO Partners, LLP. From 1994 to 1998, Mr. Dickey served as Vice President and Chief Financial Officer of Associated Natural Gas, Inc. and its successor, Duke Energy Field Services.

Randall J. Larson has been an Executive Vice President, Chief Financial Officer and Chief Accounting Officer of TransMontaigne since January 1, 2003. Mr. Larson served as Executive Vice President, Chief Accounting Officer and Controller of TransMontaigne from May 2002 until January 2003. From July 1994 through April 2002, Mr. Larson was a partner with KPMG LLP, most recently in KPMG's San Jose, California office. Prior to joining the San Jose office in 1996, Mr. Larson was a partner in KPMG's Department of Professional Practice in the national office in New York City. From July 1992 to June 1994, Mr. Larson served as a Professional Accounting Fellow in the Office of Chief Accountant of the Securities and Exchange Commission. Mr. Larson began his accounting career with KPMG in 1981 in the Denver, Colorado office.

Erik B. Carlson has been the Senior Vice President, Corporate Secretary and General Counsel of TransMontaigne since January 1998. From February 1983 until January 1998, Mr. Carlson served as Senior Vice President, General Counsel and Corporate Secretary of Associated Natural Gas Corporation and its successor, Duke Energy Field Services.

Frederick W. Boutin has been Senior Vice President and Treasurer of the Company since June 2003. Mr. Boutin also served as Senior Vice President of the Company from September 1996 to March 2002. In addition, Mr. Boutin served as Vice President of TransMontaigne Product Services Inc., a subsidiary of the Company, from February 2002 to June 2003; Vice President of Coastal Tug and Barge, Inc., a subsidiary of the Company, from February 2003 to June 2003; Vice President of Coastal Fuels Marketing, Inc., a subsidiary of the Company, from February 2003 to June 2003; and Senior Vice President and Director of TransMontaigne Transport Inc., a subsidiary of the Company, from February 2002 to the present. From 1985 to 1995, Mr. Boutin served as a Vice President of Associated Natural Gas, Inc. and its successor, Duke Energy Field Services.

OWNERSHIP OF COMMON STOCK

The following table sets forth certain information regarding the beneficial ownership of Common Stock and Common Stock equivalents as of February 28, 2005 by each Director and nominee, and by each individual serving as an executive officer as of February 28, 2005 and who is named in the

Summary Compensation table set forth under "Executive Compensation" below, by each person known by TransMontaigne to beneficially own more than 5% of the outstanding shares of Common Stock and by all Directors and those serving as executive officers as of February 28, 2005 as a group. The information set forth below is based solely upon information furnished by such individuals or contained in filings made by such beneficial owners with the SEC.

The calculation of the percentage of beneficial ownership is based on 41,565,640 shares of common stock outstanding as of February 28, 2005. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned. Shares of common stock underlying outstanding warrants or options that are currently exercisable or exercisable within 60 days of February 28, 2005 are deemed outstanding for the purpose of computing the percentage of beneficial ownership of the person holding those options or warrants, but are not deemed outstanding for computing the percentage of beneficial ownership of any other person.

	Common Stock
			Percent of Voting Power (2)
Beneficial Owner	Number of Shares	Percent of Class (1)

Cortlandt S. Dietler (3)	2,215,267	5.31%	4.2%
Donald H. Anderson (4)	405,956	*	0.5%
Harold R. Logan, Jr. (5)	388,201	*	0.7%
William S. Dickey (6)	374,807	*	0.5%
Randall J. Larson (7)	232,924	*	0.4%
Erik B. Carlson (8)	219,620	*	0.4%
Frederick W. Boutin (9)	324,661	*	0.6%
John A. Hill (10)	3,317,911	7.98%	6.3%
Bryan H. Lawrence (11)	3,305,072	7.66%	6.3%
Edwin H. Morgens (12)	263,030	*	0.5%
Wayne W. Murdy (13)	15,000	*	0.0%
Walter P. Schuetze (14)	25,000	*	0.05%
First Reserve Corporation (15)	3,317,911	8.0%	6.3%
Lehman Brothers Holdings Inc. (16)	4,939,482	10.6%	9.4%
Louis Dreyfus Corporation (17)	4,351,080	10.5%	8.2%
Yorktown Energy Partners III L.P. (18)	3,227,826	7.5%	6.1%
J.P. Morgan Chase & Co. (19)	3,131,314	7.3%	5.9%
Morgan Stanley Capital Group, Inc. (20)	5,500,400	11.7%	9.4%
All Directors and Executive Officers as a Group (12 persons) (21)	11,087,449	25.4%	20.4%

*
Less than 1% of the shares of common stock deemed outstanding, assuming conversion of all of the Company's preferred stock outstanding as of February 28, 2005 into common stock.

(1)
Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3(d), shares not outstanding that are subject to options, warrants, rights, or conversion privileges exercisable within sixty days of the date of this table (February 28, 2005) are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for computing the percentage of beneficial ownership of any other person.

(2)
The percentage of voting power column represents the combined voting power of the Company's shares of common stock and Series B Preferred stock outstanding on February 28, 2005. The holders of the Company's Series B Preferred vote together as a single class with the holders of the Company's common stock, on an as-converted basis, on all matters submitted to a vote other than the election of directors. As of February 28, 2005, there were 73,976.7 shares of Series B Preferred outstanding convertible into 11,208,588 shares of common stock.

(3)
Includes 2,000 shares held by Mr. Dietler's spouse, as to which Mr. Dietler disclaims beneficial ownership; 151,942 shares issuable upon the conversion of Series B Preferred; and 11,000 shares of restricted stock subject to vesting.

(4)
Includes 130,000 shares issuable upon the exercise of outstanding options and 127,000 shares of restricted stock subject to vesting. Restricted stock vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment.

(5)
Includes 30,000 shares issuable upon the exercise of outstanding options and 3,000 shares of restricted stock subject to vesting. Restricted stock vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment.

(6)
Includes 60,000 shares owned by DQ Investment Group, a family general partnership, of which Mr. Dickey is a general partner. Mr. Dickey disclaims beneficial ownership of these shares. Also includes 100,000 shares issuable upon exercise of outstanding options and 145,500 shares of restricted stock subject to vesting. Restricted stock vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment.

(7)
Includes 22,500 shares issuable upon exercise of outstanding options and 170,500 shares of restricted stock subject to vesting. Restricted stock vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment.

(8)
Includes 550 shares held in an IRA for the benefit of Mr. Carlson's spouse, and 3,840 shares and 3,725 shares held in trust for Mr. Carlson's son and daughter, respectively, as to all of which Mr. Carlson disclaims beneficial ownership. Also includes 30,000 shares issuable upon the exercise of outstanding options and 72,500 shares of restricted stock subject to vesting. Restricted stock vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment.

(9)
Includes 30,000 shares issuable upon the exercise of outstanding options and 56,500 shares of restricted stock subject to vesting. Restricted stock vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment.

(10)
Includes 3,225,339 of the shares reported as beneficially owned by First Reserve Corporation. Mr. Hill may be deemed to beneficially own the shares reported as beneficially owned by First Reserve Corporation because of his ownership of common stock and his position as Vice Chairman and Managing Director of First Reserve Corporation. Mr. Hill expressly disclaims beneficial ownership of the shares reported as beneficially owned by First Reserve Corporation.

(11)
Includes 3,227,826 shares reported as beneficially owned by Yorktown Partners LLC, of which 1,565,567 are issuable upon conversion of the Series B Preferred beneficially owned by Yorktown Partners LLC. Mr. Lawrence is a founder and an affiliate of Yorktown Partners LLC and disclaims beneficial ownership of these shares.

(12)
Includes 206,886 shares held by the Edwin Morgens and Linda Morgens 1993 Trust and 7,080 shares held by the Lauren W. Morgens 1999 Trust. Mr. Morgens disclaims beneficial ownership of these shares.

(13)
Includes 10,000 shares of restricted stock subject to vesting. Restricted stock vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment.

(14)
Includes 23,000 shares of restricted stock subject to vesting. Restricted stock vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment.

(15)
Includes 3,225,339 shares held directly by First Reserve Fund VIII, LP. ("Fund VIII"). First Reserve Corporation is the general partner of First Reserve GP VIII, L.P., which is the general partner of Fund VIII, and as such reports shared voting and dispositive power over the shares. Fund VIII and its general partner report shared voting and dispositive power over the shares held directly by Fund VIII. Also includes 92,572 shares held by John A. Hill, a stockholder and the Vice Chairman and Managing Director of First Reserve Corporation. Fund VIII disclaims beneficial ownership of the shares held by Mr. Hill. The address of First

  Reserve is One Lafayette Place, Greenwich, CT 06830. First Reserve has informed the Company that no individual natural person holds voting and investment power of such shares.

(16)
The number of shares shown as beneficially owned by Lehman Brothers Holdings Inc. and Lehman Brothers Inc. consists of 3,664 shares of common stock owned by Lehman Brothers Inc. and the 4,935,818 shares of common stock issuable upon the conversion of the Series B Preferred owned by LB I Group Inc., a wholly-owned subsidiary of Lehman Brothers Holdings, Inc. The address of Lehman Brothers Holdings Inc., Lehman Brothers Inc. and LBI Group Inc. is 745 Seventh Avenue, New York, NY 10019. Lehman Brothers Inc. is a registered broker-dealer and is wholly-owned, and the principal subsidiary of Lehman Brothers Holdings Inc. Lehman Brothers Inc. has informed the Company that no individual natural person holds voting and investment power over such shares.

(17)
Louis Dreyfus Corporation reports shared voting and dispositive power over the shares held directly by it with its parent, Louis Dreyfus Holding Company Inc., which reports shared voting and dispositive power over the shares with its parent, S.A. Louis Dreyfus et Cie. The address of S.A. Louis Dreyfus et Cie is 87 Avenue de la Grande Armee, 75782 Paris, France. The address of Louis Dreyfus Corporation and Louis Dreyfus Holding Company Inc. is Twenty Westport Road, P.O. Box 810, Wilton, CT 06897. Louis Dreyfus Corporation has informed the Company that the natural person who holds voting and investment power of such shares is the President of Louis Dreyfus Corporation, currently Peter B. Griffin (subject to approval by the board of directors of Louis Dreyfus Corporation in the event of any material transactions).

(18)
Yorktown Partners LLC, as investment manager to Yorktown Energy Partners III, L.P. as an agent through an irrevocable power of attorney, is deemed to beneficially own an aggregate of 3,227,826 shares of common stock, 1,565,567 of which are shares issuable upon conversion of the Series B Preferred. The address for Yorktown Partners LLC and Yorktown Energy Partners III, L.P. is 410 Park Avenue, New York, NY 10022. The natural person who holds voting and investment power over such shares is, to the Company's knowledge, Peter A. Leidel.

(19)
Includes 2,698,758 shares held directly by the Fleming US Discovery Fund III, L.P., of which 1,308,879 shares are issuable upon conversion of outstanding shares of our Series B Preferred, and 432,557 shares held directly by Fleming US Discovery Offshore Fund III, L.P., of which 209,767 shares are issuable upon conversion of outstanding shares of our Series B Preferred (collectively, the "Fleming Funds"). J.P. Morgan Chase & Co., investment advisor to the Fleming Funds, may be deemed to have beneficial ownership of the shares of our common stock held by the Fleming Funds. The address of J.P. Morgan Chase & Co. and the Fleming Funds is c/o J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 38th Floor, New York, NY 10036. The natural persons who hold voting and investment power over such shares are, to the Company's knowledge, Robert L. Burr and Arthur A. Levy.

(20)
Includes 5,500,000 shares of common stock issuable upon the exercise of outstanding warrants. Morgan Stanley Capital Group Inc. is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. The address of Morgan Stanley and Morgan Stanley Capital Group is 1585 Broadway, New York, NY 10036

(21)
Of such 11,087,449 shares, (a) 342,500 represent shares issuable upon the exercise of outstanding options, (b) 629,000 represent shares of restricted stock subject to vesting, (c) 1,717,509 represent shares of our common stock that are issuable upon conversion of Series B Preferred, (d) 3,317,911 shares indicated as being owned by the First Reserve Fund VIII, includes the 92,572 shares directly owned by Mr. Hill and deemed beneficially owned by Mr. Hill; these 92,572 shares owned by Mr. Hill are included only once in the aggregate number of shares held by all directors and executive officers as a group, (e) 3,227,826 shares indicated as being deemed beneficially owned by Yorktown Partners LLC and deemed beneficially owned by Mr. Lawrence, are included only once in the aggregate number of shares held by all directors and executive officers as a group, and (f) directors and executive officers disclaim beneficial ownership with respect to 6,730,166 shares.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information regarding compensation earned during each of the Company's last three fiscal years by all individuals serving as the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers based on salary and bonus earned in the fiscal year ended June 30, 2004 (collectively, the "Named Executive Officers").

		Annual Compensation					Long Term Compensation Awards
Name and Principal Position	Year	Salary(1)	Bonus	Other Annual Compensation			Securities Underlying Options(#)	Restricted Stock Awards		All Other Compensation(2)

Donald H. Anderson Vice Chairman of the Board, Chief Executive Officer and President	2004 2003 2002	$315,000 315,000 312,961	$75,000 100,000 100,000	$	— — —		— — —	$299,000 174,400 49,500	(3) (4) (5)	$6,000 5,500 5,325
William S. Dickey Executive Vice President and Chief Operating Officer	2004 2003 2002	250,000 240,000 235,962	112,500 150,000 100,000		— — —		— — —	269,100 218,000 123,750	(6) (7) (8)	6,000 5,500 5,325
Randall J. Larson(9) Executive Vice President, Chief Financial Officer and Chief Accounting Officer	2004 2003 2002	250,000 250,000 36,538	112,500 30,000 —		12,352(10 10,000(10	) )	— — 75,000	269,100 109,000 378,750	(11) (12) (13)	2,606 2,538 —
Erik B. Carlson Senior Vice President, General Counsel and Secretary	2004 2003 2002	215,000 215,000 210,962	60,000 75,000 65,000		— — —		— — —	149,500 130,800 49,500	(14) (15) (5)	4,962 5,500 5,325
Frederick W. Boutin Senior Vice President and Treasurer	2004 2003 2002	215,000 215,000 210,962	60,000 30,000 30,000		— — —		— — —	119,600 65,400 37,125	(16) (17) (18)	6,000 5,500 5,325

(1)
Amounts shown set forth all cash compensation earned by each of the Named Executive Officers in the years shown, including salaries deferred under the TransMontaigne Inc. Savings and Profit Sharing Plan (the "401(k) Plan") pursuant to Section 401(k) of the Internal Revenue Code.

(2)
Amounts shown set forth the Company's matching contributions to the Company's 401(k) Plan.

(3)
Represents 50,000 shares of restricted stock granted on October 25, 2003, when the market price was $5.98. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date. As of June 30, 2004, Mr. Anderson has a total of 105,000 non-vested restricted shares outstanding, representing a value of $564,900, calculated using the fair market value of the Company's Common Stock at June 30, 2004, $5.38 per share.

(4)
Represents 40,000 shares of restricted stock granted on October 25, 2002, when the market price was $4.36. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(5)
Represents 10,000 shares of restricted stock granted on October 1, 2001, when the market price was $4.95. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(6)
Represents 45,000 shares of restricted stock on granted October 25, 2003, when the market price was $5.98. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date. As of June 30, 2004, Mr. Dickey has a total of 111,500 non-vested restricted shares outstanding, representing a value of $599,870, calculated using the fair market value of the Company's Common Stock at June 30, 2004, $5.38 per share.

(7)
Represents 50,000 shares of restricted stock granted on October 25, 2002, when the market price was $4.36. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(8)
Represents 25,000 shares of restricted stock granted on October 1, 2001, when the market price was $4.95. The restricted stock awards vest 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since each grant date.

(9)
Mr. Larson became an employee of the Company May 1, 2002 as Executive Vice President, Chief Accounting Officer and Controller, and became Chief Financial Officer on January 1, 2003.

(10)
The other 2003 annual compensation for Mr. Larson consists of reimbursement for certain relocation expenses. The other 2002 annual compensation for Mr. Larson consists of a $10,000 relocation bonus.

(11)
Represents 45,000 shares of restricted stock granted on October 25, 2003 when the market price was $5.98. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date. As of June 30, 2004, Mr. Larson has a total of 120,000 non-vested restricted shares outstanding, representing a value of $645,600, calculated using the fair market value of the Company's Common Stock at June 30, 2004, $5.38 per share.

(12)
Represents 25,000 shares of restricted stock granted on October 25, 2002, when the market price was $4.36. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(13)
Represents 75,000 shares of restricted stock granted on May 1, 2002, when the market price was $5.05. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(14)
Represents 25,000 shares of restricted stock granted on October 25, 2003, when the market price was $5.98. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date. As of June 30, 2004, Mr. Carlson has a total of 70,240 non-vested restricted shares outstanding, representing a value of $377,891, calculated using the fair market value of the Company's Common Stock at June 30, 2004, $5.38 per share.

(15)
Represents 30,000 shares of restricted stock granted on October 25, 2002, when the market price was $4.36. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(16)
Represents 20,000 shares of restricted stock granted on October 25, 2003, when the market price was $5.98. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date. As of June 30, 2004, Mr. Boutin has a total of 49,150 non-vested restricted shares outstanding, representing a value of $264,427, calculated using the fair market value of the Company's Common Stock at June 30, 2004, $5.38 per share.

(17)
Represents 15,000 shares of restricted stock granted on October 25, 2002, when the market price was $4.36. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(18)
Represents 7,500 shares of restricted stock granted on October 1, 2001, when the market price was $4.95. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

Option Grants In Last Fiscal Year

No stock options were granted to the Named Executive Officers under the 1997 Incentive Plan during the fiscal year ended June 30, 2004.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year End Option Values

The following table provides information with respect to the options that were exercised during the fiscal year ended June 30, 2004 and the value as of June 30, 2004 of unexercised options held by the Named Executive Officers. The value of unexercised options at the fiscal year end is calculated using the difference between the option exercise price and the fair market value of the Company's Common Stock at June 30, 2004, $5.38 per share.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)
					Value of Unexercised Options At Fiscal Year-End($)
	Shares Acquired on Exercise(#)
		Value Realized($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable

Donald H. Anderson	—	—	110,000	20,000	69,300	32,600
William S. Dickey	—	—	80,000	20,000	48,900	32,600
Randall J. Larson	—	—	22,500	52,500	7,425	17,325
Erik B. Carlson	—	—	18,000	12,000	29,340	19,560
Frederick W. Boutin	—	—	18,000	12,000	29,340	19,560

Employment Contracts And Termination Of Employment And Change In Control Agreements

With the authorization and approval of the Board of Directors, the Company has entered into Change in Control Agreements with certain executive officers and key employees of the Company and its subsidiaries, including the Named Executive Officers. The agreements are for an initial term of three years, from April 12, 2001 to April 11, 2004 with respect to all Named Executive Officers with the exception of Mr. Larson, whose Change in Control Agreement has an initial term of three years, from May 1, 2002 to April 30, 2005, after which the agreements automatically renew on the anniversary date for consecutive one year periods, unless terminated by either party upon ninety days prior notice; provided, however, that notwithstanding any such notice, the agreement will continue in effect for twenty-four months in the event an actual or threatened change in control (as defined in the agreement) occurs during the initial term or any extension thereof. The agreements provide that if the Named Executive Officer is terminated other than for cause during the term of the agreement, or within two years after a change in control of the Company, or if the Named Executive Officer terminates his employment for good reason within such time period, the Named Executive Officer is entitled to receive a lump-sum severance payment equal to a multiple of two times the sum of such Named Executive Officer's annual salary and target bonus, as then in effect, together with certain other payments and benefits, including continuation of employee welfare benefits. In addition, should the Named Executive Officer be subject to the excise tax on excess parachute payments as a result of such payment and payments under other plans due to a change in control, an additional payment will be made to restore the after-tax severance payment due the Named Executive Officer to the same amount which the Named Executive Officer would have retained had the excise tax not been imposed.

Report of the Compensation Committee

The Compensation Committee is responsible for the Company's executive compensation program, the purpose of which is to enable the Company to attract, retain and motivate the executive personnel deemed necessary to maximize return to stockholders. The fundamental concept of the program is to align the amount of an executive's total compensation with his contribution to the success of the

Company in creating stockholder value. The Compensation Committee's duties include the annual review and approval of the compensation of the Chief Executive Officer, review and determination of individual elements of compensation for the Company's other executive officers, administration of long-term incentive plans for management, including the selection of the individuals to be granted awards from among those eligible to participate. At present, the executive compensation program is comprised of salary, long-term incentive opportunities in the form of restricted stock awards, cash bonuses based upon the financial performance of the Company and employee welfare benefits typically offered.

Base Salaries.    The factors considered in determining base compensation levels for the Chief Executive Officer and the Company's other executive officers included the goals outlined above and were evaluated by the Compensation Committee to be consistent with competitive practices (including companies with comparable market valuations, lines of business and/or revenues) and level of responsibility. Based upon the Company's overall financial performance during the previous fiscal year, as well as the market performance of the Company's Common Stock, the Compensation Committee, in discussions with Mr. Anderson, President and Chief Executive Officer of the Company, determined that Mr. Anderson's annual base salary should remain at $315,000.

Cash Bonuses.    Given the financial performance of the Company during the previous fiscal year, reduced cash bonuses were awarded to the Company's executive officers, including Mr. Anderson.

Long-Term Incentives.    The Compensation Committee believes that long-term compensation should comprise a substantial portion of each executive officer's total compensation. Long-term compensation provides incentives that encourage the executive officers to own and hold the Company's stock and tie their long-term economic interests directly to those of the Company's stockholders and rewards executives for improved performance by the Company. To date, the only long-term compensation available for use by the Compensation Committee has been the grant of awards of stock options and shares of restricted stock.

The Compensation Committee also approved certain grants of restricted stock to certain executive officers and key employees of the Company and its subsidiaries in order to align the equity incentive awards of such executive officers and key employees with other members of their peer group within the Company and its subsidiaries. The grant of restricted stock to certain executive officers and key employees of the Company and its subsidiaries was effective as of October 25, 2003, with a vesting schedule over a period of four years from the grant date.

During the fiscal year ended June 30, 2004, the Compensation Committee awarded 511,000 shares of restricted stock. Of that amount, 185,000 shares were issued to Named Executive Officers and to three non-employee Directors of the Company.

Other.    In addition, the executive officers participate in the Company's 401(k) Plan, which consists of elective employee salary reduction contributions and a Company match equal to 50% of employee contributions on the first 6% of employee compensation contributed.

The Compensation Committee has reviewed the limitation on the deductibility of compensation for federal income tax purposes pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer and the four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if specified requirements are met. The Compensation Committee currently intends to structure performance-based compensation, including restricted stock and stock option grants, if any, and annual bonuses, to executive officers who may be subject to Section 162(m) of the Code in a manner that satisfies those requirements. For the year ended June 30, 2004, none of our executive officers' compensation subject to the deductibility limits exceeded $1,000,000.

The Compensation Committee does not anticipate awarding levels of compensation that result in such a disallowance under Section 162(m) of the Code. The Compensation Committee may authorize compensation in the future that results in amounts above the limit if it determines that such compensation is in the best interests of the Company. In addition, the limitation may affect the future grant of restricted stock, stock options or other stock awards. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) of the Code and the regulations issued thereunder, no assurance can be given, notwithstanding our efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) of the Code does in fact do so.

Edwin H. Morgens, Chairman Bryan H. Lawrence

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended June 30, 2004, there were no Compensation Committee interlocks between the Company and any other entity.

PERFORMANCE GRAPH

The graph set forth below provides an indicator of cumulative total stockholder returns on an investment of $100 in shares of our Common Stock as compared to an investment of $100 in the S&P 500 Stock Index and a "peer group" index over the period beginning July 1, 1999 and ending February 28, 2005.

	Cumulative Total Return
	6/99	6/00	6/01	6/02	6/03	6/04	2/05

TRANSMONTAIGNE INC.	100.00	48.75	46.17	48.16	51.58	42.82	61.05
S & P 500	100.00	107.25	91.34	74.91	75.10	89.45	95.52
PEER GROUP	100.00	99.67	96.07	39.13	44.41	61.27	83.39

(1)
The peer group consists of the following issuers, each of which has been weighted according the respective issuer's stock market capitalization at the beginning of each period for which a return is indicated according to SEC requirements: Buckeye Partners, L.P., TEPPCO Partners, L.P., Kaneb Pipe Line Partners, L.P., The Williams Companies, Inc., Western Gas Resources, Inc. and GATX Corporation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On October 9, 2003, LB I Group Inc, an affiliate of Lehman Brothers Inc. ("Lehman"), a wholly-owned subsidiary of Lehman Brothers Holdings Inc., purchased from certain affiliates of First Reserve 32,095 shares of the Company's Series B Preferred Stock (the "Transaction"). In connection with the Transaction, the Company and LB I Group Inc. entered into a letter agreement, pursuant to which, the Company agreed, upon consummation of the Transaction and the fulfillment of certain other conditions, including the resignation of Mr. Guill, an affiliate of First Reserve, from the Company's Board of Directors, to take all necessary actions in order to cause one designee of LB I Group Inc., to be elected to the Company's Board of Directors. LB I Group Inc. is entitled to have one designee recommended by the Company to stand for election at each meeting of the Company's stockholders at which the election of directors is on the agenda, until such time as LB I Group Inc. no longer beneficially owns at least 5% of the Company's outstanding Common Stock on an as-converted basis. In connection with the consummation of the Transaction on October 9, 2003, Mr. Guill resigned from the Company's Board of Directors and the Board of Directors, by unanimous written consent, elected David J. Butters, the LB I Group Inc. designee, to the Board of Directors effective October 9, 2003. Mr. Butters was nominated by the Nominating and Corporate Governance Committee to stand for re-election at the Annual Meeting of Stockholders scheduled for May 6, 2004, and was elected to serve on the Board. Mr. Butters resigned as a Director effective July 1, 2004. LB I Group Inc. also became party to a registration rights agreement whereby it has the right to require the Company to register its shares under the Securities Act of 1933.

Effective December 31, 2002, Mr. Harold R. Logan, Jr. resigned as Executive Vice President and Chief Financial Officer of the Company. Mr. Logan has agreed to continue as a member of the Company's Board of Directors and to serve as Chairman of the Finance Committee of the Board. Under the 1997 Incentive Plan, Mr. Logan continues to vest in his options awarded while an employee provided he continues as a consultant to the Company or is a member of the Board of Directors. Mr. Logan is also a Director of Lion Oil Company, in which the Company owns an 18.04% ownership interest. The Company purchased $16,597,951 of refined petroleum products from and sold $8,354,111 of refined petroleum products to Lion Oil Company in the year ended June 30, 2004, all of which product purchases and sales were made at prices negotiated between the Company and Lion Oil Company or through independent brokers. The Company believes the prices paid by and to Lion Oil Company were comparable to prices that would have been paid by and to independent third parties. The Company continues this commercial relationship during the current fiscal year.

During the 2004 fiscal year, the Company paid $210,585 to Arapahoe Development, Inc. ("Arapahoe"), owned by Cortlandt S. Dietler, Chairman of the Board of Directors and Chairman of the Company, for flights aboard an aircraft owned by Arapahoe. The Company believes that the prices paid for those flights were competitive with rates charged by other aircraft leasing companies for similar services. The Company continues this commercial relationship during the current fiscal year.

On November 4, 2004, the Company's wholly-owned subsidiary, TransMontaigne Product Services Inc. ("TPSI"), entered into a Product Supply Agreement with Morgan Stanley Capital Group Inc. ("MSCG"), pursuant to which TPSI will purchase and receive certain refined petroleum products from MSCG. Under the terms of the Product Supply Agreement, MSCG will be the exclusive supplier of gasoline and distillate to the Company's existing marketing and distribution business at terminals connected to the Colonial and Plantation Pipelines and its Florida waterborne terminals. On November 23, 2004, the Company and MSCG closed certain transactions contemplated by the Product Supply Agreement. In connection with the closing, the Company (1) issued to MSCG warrants to purchase 5,500,000 shares of Common Stock, subject to customary anti-dilution adjustments, and (2) entered into a registration rights agreement that provides MSCG certain rights to register the resale of the warrants or any shares of Common Stock issued upon exercise of the warrants. The warrants may be exercised at any time and from time to time from March 1, 2005 through March 1, 2010, at an exercise price equal to $6.60 per share. The registration rights agreement provides that MSCG or its transferee shall have the right to request that the Company file up to three registration statements covering the resale of the warrants or underlying common stock, the final registration of which must be a shelf registration statement that the Company must keep effective for not less than 180 days. The registration rights agreement also gives MSCG or its transferee the right to "piggyback" on registration statements filed by the Company, or other stockholders, subject to limitations. In addition, the registration rights agreement contains indemnification provisions and other terms customary for agreements of its type.

Pursuant to certain agreements, partnerships managed by First Reserve, Yorktown Energy Partners III, L.P. and other venture capital funds managed by, and shares owned by, officers of Dillon, Read & Co. Inc., have the right to require the Company to register their shares under the Securities Act of 1933.

During the 2004 fiscal year, the Company purchased $110,325,697 of refined petroleum products from and sold $55,894,127 of refined petroleum products to Louis Dreyfus Energy Services, an affiliate of Dreyfus, all of which purchases and sales were made at prices negotiated between the Company and the Dreyfus affiliate, or through independent brokers. The Company believes the prices paid by and to the Dreyfus affiliate were comparable to prices that would have been paid by and to independent third parties. The Company continues this commercial relationship during the current fiscal year.

In October 1998, the Company purchased, among other things, certain terminaling properties from Louis Dreyfus Corporation pursuant to a stock purchase agreement. Dreyfus has paid to the Company approximately $1,640,000 since the closing of the transaction to February 28, 2005 as indemnification under the stock purchase agreement for certain environmental expenses, including approximately $141,000 since June 30, 2004. Also, pursuant to such stock purchase agreement, the Company agreed to take all action necessary to cause one Director designated by Dreyfus from time to time to be elected to the Company's Board of Directors as long as its ownership in the Company's Common Stock outstanding is at least 10%. Peter B. Griffin, who had been Dreyfus' designee to serve as a member of the Board of Directors, resigned from the Board of Directors, effective January 28, 2004. Subsequently, Dreyfus notified the Company that it has elected at this time not to exercise its contractual right to designate another person to serve on the Board of Directors and to stand for election at the Annual Meeting of Stockholders. Dreyfus has further agreed to provide the Company with at least thirty (30) days prior written notice of its intent to exercise such right in the future and identify the proposed designee in such notice. Pursuant to a registration rights agreement entered into between the Company and Dreyfus contemporaneously with the stock purchase agreement, Dreyfus and each entity at least eighty percent owned, directly or indirectly by S.A. Louis Dreyfus et Cie., has the right to require the Company to register their shares under the Securities Act of 1933.

All related party transactions are subject to review and oversight by the Company's Audit Committee.

REPORT OF THE AUDIT COMMITTEE

At four meetings during the fiscal year ended June 30, 2004, the Audit Committee reviewed and discussed the Company's financial statements filed with the Securities and Exchange Commission for each quarter during the fiscal year ended June 30, 2004 with the Company's independent auditors, as well as with Company officers and employees who are responsible for financial reporting, accounting, internal controls and legal matters. The Audit Committee's agenda is established by the Chairman of the Audit Committee. The Audit Committee met in private executive sessions at each of its meetings with the independent auditors at which discussions of the Company's financial management, accounting and internal controls took place outside the presence of the Company's management.

In addition to its other responsibilities, the Audit Committee recommends the appointment of the independent auditors to the Board of Directors, and reviews and approves the scope of and fees related to the audit. The Audit Committee monitors the activities and performance of the Company's external auditors, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee has ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining the independence of the Company's auditors and determined that it is compatible.

The Audit Committee received and reviewed the written disclosures from the Company's independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees.

Based upon the reviews and discussions referred to above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2004, filed with the Securities and Exchange Commission.

In accordance with the rules of the Securities and Exchange Commission, the foregoing information, which is required by paragraphs (a) and (b) of Regulation S-K Item 306, shall not be deemed to be "soliciting material," or to be "filed" with the Commission or subject to the Commission's Regulation 14A, other than as provided in that Item, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Walter P. Schuetze (Chairman) Wayne W. Murdy Edwin H. Morgens

Audit Fees

DISCLOSURE OF FEES PAID OR ACCRUED FOR KPMG LLP
DURING THE YEARS ENDED JUNE 30:

	2004	2003

Audit fees:
Audit fees and quarterly reviews	587,392	540,130
Comfort letter/Consents	53,525	138,094

	640,917	678,224
Audit-related fees:
Employee benefit plan	26,500	12,000
Tax fees	—	—
All other fees	—	—

Total fees	667,417	690,224

During fiscal year 2004, the Audit Committee, acting through its Chairman, engaged KPMG LLP to provide assistance with regard to the preparation and filing of the Company's registration statement on Form S-4 with respect to the Company's Senior Subordinated 9 1/8% Notes and the issuance of related comfort letters and consents and audit of the Company's employee benefit plan.

The fees related to the above-described audit related and non-audit services did not exceed 50% of the annual audit fee and such fees were reported to and approved by the full Audit Committee at its regularly scheduled meeting. The Audit Committee will annually evaluate the types of audit and non-audit services (permitted by law) which may be entered into with pre-approval authority granted by the Audit Committee, subject to certain limits, and will grant that authority, if appropriate, pursuant to a resolution of the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Reporting Persons") to file with the SEC and the American Stock Exchange initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file reports by those due dates. Reporting Persons are also required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended June 30, 2004, all Section 16(a) filing requirements applicable to such Reporting Persons were complied with.

ANNUAL REPORT/CORPORATE GOVERNANCE DOCUMENTS

THE ANNUAL REPORT ON FORM 10-K OF THE COMPANY FOR THE FISCAL YEAR ENDED JUNE 30, 2004 AND THE COMPANY'S MOST RECENT QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED DECEMBER 31, 2004 ACCOMPANY THIS PROXY STATEMENT AND HAVE BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE 2004 ANNUAL REPORT, WHICH INCLUDES AUDITED

FINANCIAL STATEMENTS, NOR THE QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED DECEMBER 31, 2004 FORMS ANY PART OF THE MATERIALS FOR THE SOLICITATION OF PROXIES. STOCKHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) SHOULD ADDRESS A WRITTEN REQUEST TO ERIK B. CARLSON, SECRETARY, TRANSMONTAIGNE INC., 1670 BROADWAY, SUITE 3100, DENVER, COLORADO 80202. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

THE COMPANY WILL PROVIDE COPIES OF ITS CORPORATE GOVERNANCE GUIDELINES, CODE OF BUSINESS CONDUCT AND ETHICS, CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS AND RESPECTIVE CHARTERS OF THE AUDIT, COMPENSATION AND NOMINATING AND CORPORATE GOVERNANCE COMMITTEES WITHOUT COST TO ANY STOCKHOLDER OF THE COMPANY UPON RECEIPT OF WRITTEN REQUEST TO THE SECRETARY AT THE ADDRESS NOTED ABOVE. ALL SUCH CORPORATE GOVERNANCE DOCUMENTS ARE ALSO AVAILABLE ON THE COMPANY'S WEBSITE (www.transmontaigne.com).

STOCKHOLDER PROPOSALS AND OTHER MATTERS

The Company currently anticipates that its next regularly scheduled Annual Meeting of Stockholders will be held on or about May 18, 2006. Any proposal intended to be presented by a stockholder at TransMontaigne's next regularly scheduled Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's principal office no later than December 2, 2005 in order to be considered for inclusion in the Company's Proxy Statement and form of Proxy for that meeting. For any proposal a stockholder wishes to bring before the next Annual Meeting of Stockholders but for which such stockholder does not seek to have a written proposal included in the Company's Proxy Statement relating to such meeting, if the Company does not receive notice of such proposal on or prior to February 15, 2006, the proxies solicited on behalf of the Company's Board of Directors will confer discretionary authority to vote with respect to such proposal.

The Board of Directors knows of no other business to be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named in the proxies will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

KPMG LLP has been selected to serve as the Company's independent public auditors for the fiscal year ending June 30, 2005. The Company anticipates that a representative of KPMG LLP will be present at the Annual Meeting. Such representative will have an opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee may do so under the circumstances set forth in the Company's Corporate Governance Guidelines and if the stockholder meets the qualifications set forth in the Company's Corporate Governance Guidelines. Recommendations must be submitted in writing to the Secretary of the Company, 1670 Broadway, Suite 3100, Denver, Colorado 80202. Submissions must include sufficient biographical information specified above concerning the recommended individual and must be accompanied by a written consent by the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Recommendations meeting the criteria set forth in the Corporate Governance Guidelines received by January 18, 2006, will be considered for nomination at the 2005 Annual Meeting of Stockholders.

THE ENCLOSED PROXY SHOULD BE COMPLETED, DATED, SIGNED AND RETURNED IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PROMPT MAILING OF THE PROXY WILL BE APPRECIATED.

By Order of the Board of Directors
Erik B. Carlson Secretary

April 1, 2005

4550-PS-05

DETACH HERE

PROXY

TRANSMONTAIGNE INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

2004 ANNUAL MEETING OF STOCKHOLDERS

MAY 5, 2005

The undersigned stockholder of TRANSMONTAIGNE INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 1, 2005, and hereby appoints Donald H. Anderson and Erik B. Carlson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2004 Annual Meeting of Stockholders of TRANSMONTAIGNE INC. to be held on May 5, 2005 at 9:00 a.m., Mountain Time, in the Onyx Room of The Brown Palace Hotel, Denver, Colorado and at any adjournment or postponement thereof, and to vote all shares of Common Stock or Common Stock equivalents which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

TRANSMONTAIGNE INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

☒	Please mark votes as in this example.	4550

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY TO THE PROXIES TO VOTE ON ANY OTHER PERSON SELECTED BY THE BOARD OF DIRECTORS IN SUBSTITUTION FOR ANY NOMINEE THAT IS UNWILLING OR UNABLE TO SERVE, AND ON ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

1.	Election of eight Directors:
 Nominees: (01) Cortlandt S. Dietler, (02) Donald H. Anderson, (03) John A. Hill,
(04) Bryan H. Lawrence, (05) Harold R. Logan, Jr., (06) Edwin H. Morgens,
(07) Wayne W. Murdy and (08) Walter P. Schuetze.
	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES	2.	And, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.
☐	To withhold authority to vote for any Nominee(s), check the box and write such Nominee(s) name(s) above.
					MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

					(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)
Signature:	Date:	Signature:	Date: